UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

Angi Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38220	82-1204801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3601 Walnut Street, Suite 700 Denver, CO	80205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 963-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	ANGI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        As described under Item 5.07 below, Angi Inc. (“Angi” or the “Company”) held its 2024 Annual Meeting of Stockholders on June 12, 2024 (the “Annual Meeting”). At the Annual Meeting, upon the recommendation of the board of directors of the Company (the “Board”), the Company’s stockholders approved the amendment and restatement of the Company’s 2017 Stock and Annual Incentive Plan (the “Amended and Restated 2017 Stock Plan”). The Amended and Restated 2017 Stock Plan was previously approved by the Board, subject to stockholder approval.

A brief description of the proposed amendments and the terms of the Amended and Restated 2017 Stock Plan is set forth on pages 17- 22 of the Company’s definitive proxy statement related to the Annual Meeting (filed with the U.S. Securities and Exchange Commission on May 2, 2024 (the “2024 Proxy Statement”)) and is incorporated by reference herein. This description is qualified in its entirety by reference to the full text of the Amended and Restated 2017 Stock Plan, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 below, at the Annual Meeting, upon the recommendation of the Board, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers of Angi as permitted pursuant to recent amendments to the Delaware General Corporation Law (the “Charter Amendment”). The Charter Amendment was previously approved by the Board, subject to stockholder approval.

The Charter Amendment was filed with the Secretary of State of the State of Delaware on June 13, 2024 and was effective as of such date. The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the proposals set forth below. These proposals are described in detail in the 2024 Proxy Statement. The final voting results on each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

As of the close of business on April 22, 2024, the record date for the Annual Meeting, there were 81,164,110 shares of Angi Class A common stock (entitled to one vote per share) and 422,019,247 shares of Angi Class B common stock (entitled to ten votes per share) outstanding and entitled to vote. Angi Class A common stock and Angi Class B common stock are collectively referred to as “Angi capital stock.”

1.            A proposal to elect thirteen members of the Board, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board). This proposal was approved by the holders of Angi capital stock, voting together as a single class, on the basis of the following voting results:

	FOR	WITHHOLD	BROKER NON-VOTE
Angela R. Hicks Bowman	4,251,676,051	14,711,547	15,296,532
Thomas R. Evans	4,244,346,801	22,040,797	15,296,532
Alesia J. Haas	4,244,150,453	22,237,145	15,296,532
Christopher Halpin	4,251,107,220	15,280,378	15,296,532
Kendall Handler	4,251,255,565	15,132,033	15,296,532
Sandra Buchanan Hurse	4,248,573,815	17,813,783	15,296,532
Jeffrey W. Kip	4,251,852,143	14,535,455	15,296,532
Joseph Levin	4,249,939,207	16,448,391	15,296,532
Jeremy Philips	4,252,060,901	14,326,697	15,296,532
Thomas Pickett	4,258,889,953	7,497,645	15,296,532
Glenn H. Schiffman	4,250,149,153	16,238,445	15,296,532
Mark Stein	4,251,308,803	15,078,795	15,296,532
Suzy Welch	4,243,987,459	22,400,139	15,296,532

2.            A proposal to approve the Amended and Restated 2017 Stock Plan. This proposal was approved by the holders of Angi capital stock, voting together as a single class, on the basis of the following voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,260,465,693	5,828,584	93,321	15,296,532

3.            A proposal to approve the Charter Amendment. This proposal was approved by holders of Angi capital stock, voting together as a single class, on the basis of the following voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,251,717,730	14,581,737	88,131	15,296,532

4.            A non-binding advisory vote on Angi’s 2023 executive compensation. This proposal was approved by the holders of Angi capital stock, voting together as a single class, on the basis of the following voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,252,687,451	13,588,044	112,103	15,296,532

5.            A non-binding advisory vote on the frequency (one, two or three years) of holding the advisory vote on executive compensation in the future. Holders of Angi capital stock, voting together as a single class, voted in favor of holding the vote every three years on the basis of the following voting results:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
25,169,553	45,109	4,241,147,246	25,690	15,296,532

Based on these results, and consistent with the Company's recommendation, future stockholder advisory votes on executive compensation will occur every three years. Accordingly, the next stockholder advisory vote on executive compensation is scheduled to be held at the Company's 2027 Annual Meeting. The next required stockholder advisory vote regarding the frequency interval is scheduled to be held in six years at the Company's 2030 Annual Meeting.

6.            A proposal to ratify the appointment of Ernst & Young LLP as Angi’s independent registered public accounting firm for the 2024 fiscal year. This proposal was approved by the holders of Angi capital stock, voting together as a single class, on the basis of the following voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,281,505,178	168,504	10,448	0

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Company’s Amended and Restated Certificate of Incorporation, dated as of June 13, 2024.
10.1	Angi Inc. Amended and Restated 2017 Stock and Annual Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGI INC.

By:	/s/ Shannon Shaw
Name:	Shannon Shaw
Title:	Chief Legal Officer

Date: June 14, 2024